JOHN HANCOCK TRUST
601 Congress Street, Boston, Massachusetts 02210

John Hancock Trust (“JHT”) is an open-end management investment company, commonly known as a mutual fund. Shares of JHT are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. JHT provides a range of investment objectives through 125 separate investment portfolios or funds (each a “Fund,” collectively “Funds”). The following Fund is described in this Prospectus:

LIFESTYLE BALANCED TRUST

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. No person, including any dealer or salesperson, has been authorized to give any information or to make any representations, unless the information or representation is set forth in this Prospectus. If any such unauthorized information or representation is given, it should not be relied upon as having been authorized by JHT, the adviser or any subadvisers to the Funds or the principal underwriter of the shares. This Prospectus is not an offer to sell shares of JHT in any state where such offer or sale would be prohibited.

Prospectus dated April 28, 2008 (revised as of November 10, 2008)

JOHN HANCOCK TRUST

CONTENTS

FUND DESCRIPTIONS: INVESTMENT OBJECTIVES AND STRATEGIES, RISKS AND PERFORMANCE	1
Fund Annual Expenses	2
Examples of Expenses for Each Fund	2

Funds of Funds
Lifestyle Balanced Trust	3
OTHER PERMITTED INVESTMENTS BY THE FUNDS OF FUNDS	5
ADDITIONAL INFORMATION ABOUT THE FUNDS OF FUNDS’ PRINCIPAL RISKS AND INVESTMENT POLICIES	6
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS AND INVESTMENT POLICIES	7
Additional Information About the Funds’ Principal Investment Policies	9
MANAGEMENT OF JHT	11
Advisory Arrangements	11
Subadvisory Arrangements and Management Biographies	12
MULTICLASS PRICING; RULE 12B-1 PLANS	13
GENERAL INFORMATION	13
Taxes	13
Qualification as A Regulated Investment Company Diversification Requirements Applicable To Insurance Company Separate Accounts	14
Tax-Qualified and Non-Qualified Contracts	14
Foreign Investments	15
Tax Implications for Insurance Contracts with Investments Allocated to JHT	15
Dividends	15
Purchase and Redemption of Shares	15
Disruptive Short Term Trading	16
Policy Regarding Disclosure of Fund Portfolio Holdings	17
Purchasers Of Shares Of JHT	17
Broker Compensation and Revenue Sharing Arrangements	17
FINANCIAL HIGHLIGHTS	19
APPENDIX A — SCHEDULE OF MANAGEMENT FEES	20
FOR MORE INFORMATION	21

FUND DESCRIPTIONS:
INVESTMENT OBJECTIVES AND STRATEGIES, RISKS, PERFORMANCE

The investment objectives, principal investment strategies and principal risks of the Funds are set forth in the fund descriptions below, together with performance information and financial highlights for each Fund.

1.	Investment Management

John Hancock Investment Management Services, LLC (the “Adviser”) is the investment adviser to JHT, and the Funds . The Adviser administers the business and affairs of JHT and retains and compensates the investment subadvisers which manage the assets of the Funds . The subadvisers formulate a continuous investment program for the Funds, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended, or are exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the U.S.

2.	Investment Objectives and Strategies

Each Fund has a stated investment objective which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the Fund). There can be no assurance that a Fund will achieve its investment objective. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. See “Additional Information About the Funds’ Risks and Investment Policies”.

Temporary Defensive Investing.  Except as otherwise stated below in the description of a particular Fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of Funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions.  Except as otherwise stated below in the description of a particular Fund, each Fund is authorized to use all of the various investment strategies referred to under “Risks of Investing in Certain Types of Securities — Hedging, Derivatives and Other Strategic Transactions”. More complete descriptions of options, futures, currency and other derivative transactions that certain Funds may engage in are set forth in the Statement of Additional Information (the “SAI”).

More complete descriptions of the money market instruments and certain other instruments in which certain Funds may invest in are set forth in the SAI. A more complete description of the debt security ratings used by JHT assigned by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) is included in Appendix A of the SAI.

3.	Principal Risks of Investing

Certain risks of investing in each Fund are set forth in the Fund’s description. If these risks materialize, an investor could lose money in a Fund. The risks of investing in the following types of securities, as well as the definition of a non-diversified Fund and the risks associated with such a Fund, are more fully described below under “Additional Information About the Funds’ Risks and Investment Policies”.

•	Equity Securities risk
•	Exchange Traded Funds risk
•	Fund of Funds risk
•	Fixed-Income Securities risk
•	Foreign Securities risk
•	Investment Company Securities risk

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4.	Past Performance

Each Fund description contains a bar chart and a performance table, which provide some indication of the risks of investing in the Fund. If a Fund has less than one complete year of performance, performance information will not be provided for the Fund.

Bar Chart.  The bar chart shows changes in the performance of Class NAV shares of each Fund from year to year over a ten-year period, if available. The performance of NAV shares of each Fund would be higher since NAV shares do not have Rule 12b-1 fees. Funds with less than ten years of performance history show performance from the inception date of the Fund.

Performance Table.  The table compares each Fund’s one, five and ten year average annual returns as of December 30, 2007 for each series of shares to those of a broad measure or index of market performance.

Performance information in the bar chart and the performance table reflects all fees charged to each Fund, such as advisory fees and all Fund expenses. None of the Funds charges a sales load or a surrender fee. The performance information does not reflect the fees and expenses, including any sales loads or surrender charges, of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

5.	Portfolio Managers

See “Subadvisory Arrangements and Management Biographies” for information relating to the Funds’ portfolio managers.

6.	Fees and Expenses

Each of the Funds may issue three classes of shares:  NAV shares, Series I shares and Series II shares. Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and certain voting rights with respect to matters affecting only one or more classes as described under “Multiple Classes of Shares.” The table below describes the fees and expenses for each class of shares of each Fund offered through this Prospectus. The fees and expenses do not reflect the fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium and would be higher if they did. Such fees and expenses are listed in the Prospectus for the variable insurance contract. None of the Funds charges a sales load or surrender fee although these fees may be imposed by the variable insurance contract.

FUND ANNUAL EXPENSES

Expense information for Funds in existence during fiscal year ended December 31, 2007 is based on expenses incurred during that fiscal year. For new Funds, expense information is based on the estimated amounts for the current fiscal year.

Acquired
		Distribution		Fund Fees	Total	Contractual	Net fund
	Management	and service	Other	and	Operating	Expense	Operating
Fund/Class	fee	(12b-1) fees	Expenses	Expenses	Expenses [1]	Reimbursement	Expenses
Lifestyle Balanced

Series NAV	0.04%	0.00%	0.02%	0.82%	0.88%	0.00%	0.88%

1The “Total Operating Expenses” include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). The Total Fund Annual Expenses shown may not correlate to the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include Acquired Fund fees and expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund’s current fiscal year.

EXAMPLES OF EXPENSES

The Examples are intended to help an investor compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Examples assume that $10,000 is invested in a Fund for the time periods indicated and then all the shares are redeemed at the end of those periods. The Examples also assume that the investment has a 5% return each year, that a Fund’s operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any qualified plan that may use a Fund as its underlying investment medium. The Examples do not reflect the expenses of any variable insurance contract that may use a Fund as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor’s actual expenses may be higher or lower, based on these assumptions the expenses would be:

Fund/Class	Year 1	Year 3	Year 5	Year 10
Lifestyle Balanced

Series NAV	$90	$281	$488	$1,085

FUNDS OF FUNDS

LIFESTYLE BALANCED TRUST

Subadviser:	MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”)

•	Deutsche Investment Management Americas, Inc. provides subadvisory consulting services to MFC Global (U.S.A.) in its management of the Fund.

Investment Objective:	A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Investment Strategies:	The Fund operates as a fund of funds and invests approximately 40% of its assets in Underlying Funds which invest primarily in fixed income securities and approximately 60% in Underlying Funds which invest primarily in equity securities.

Variations in the target percentage allocation between Underlying Funds which invest primarily in equity securities and Underlying Funds which invest primarily in fixed-income securities are permitted up to 10% in either direction.

Thus, based on its target percentage allocation of approximately 60% of assets in equity Underlying Funds and 40% in fixed-income Underlying Funds, the Fund may have an equity/fixed-income Underlying Funds allocation of 70%/30% or 50%/50%. Although variations beyond the 10% range are generally not permitted, the subadviser may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the Fund or to achieve its objective.

Within the prescribed percentage allocation, the subadviser selects the percentage level to be maintained in specific Underlying Funds. The subadviser may change this allocation from time to time. To maintain target allocation in the Underlying Funds, daily cash flows for the Fund will be directed to its Underlying Funds that most deviate from target. Quarterly, the subadviser may also rebalance the Fund’s Underlying Funds to maintain target allocations.

The Fund may invest in various Funds of JHT that as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of these Funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

In addition to investing in exchange traded funds, the Fund may also invest in the securities of other investment companies and may make direct investments in other types of investments, see “Other Permitted Investments.”

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Fund might not achieve its investment goal.

Principal Risks of Investing in the Fund of Funds
The principal risks of investing in the Fund of Funds, which could adversely affect its NAV and performance, include:

•	Exchange traded funds risk
•	Fund of funds risk
•	Investment company securities risk

Principal Risks of Investing in the Underlying Funds
The principal risks of the Fund of Funds investing in the Underlying Funds, which could adversely affect its NAV and performance, include:

•	Equity securities risk
•	Exchange traded funds risk
•	Fixed-income securities risk
•	Foreign securities risk

Past Performance
The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

Calendar Year Total Returns for Series NAVA:

5.7%	12.4%	2.3%	-4.8%	-10.0%	24.0%	13.5%	6.9%	12.8%	6.5%

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Best Quarter:	11.62% (Quarter ended 6/30/2003) Worst Quarter -10.36% (Quarter ended 9/30/1998)

Average Annual Total Returns For Period Ended 12/31/2007

	One	Five	Ten	Date of
	Year	Year	Year	Inception

Series NAVA	6.52%	12.57%	6.53%	04/29/2005
S&P 500 Index	5.49%	12.83%	5.91%
Combined IndexB	6.22%	9.51%	6.26%

A NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, performance shown is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.
B The Combined Index consists of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.

OTHER PERMITTED INVESTMENTS BY THE FUNDS OF FUNDS

Certain Funds of Funds may directly:

•	Purchase U.S. government securities and short-term paper.
•	Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same “group of investment companies” as that term is defined in Section 12 of the Investment Company Act of 1940, as amended (“1940 Act”), subject to the limits set forth under the 1940 Act and rules thereunder.
•	Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser, including Exchange Traded Funds, subject to the limits set forth under the 1940 Act and rules thereunder.
•	Purchase securities of registered closed-end investment companies.
•	Invest in equity securities that may include common and preferred stocks of large, medium and small capitalization companies in both developed (including the U.S.) and emerging markets.
•	Invest in fixed income securities that may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed income securities rated below investment grade (sometimes referred to as “junk bonds”).
•	Invest up to 15% of its net assets in illiquid securities, including securities issued by limited partnerships and other pooled investment vehicles, including hedge funds.
•	Make short sales of securities (borrow and sell securities not owned by the Fund), either to realize appreciation when a security that the Fund does not own declines in value or as a hedge against potential declines in the value of a Fund security.
•	Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodity-linked derivatives.
•	Purchase and sell commodities and enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities.

A Fund may use various investment strategies such as hedging and other related transactions. For example, a Fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by a Fund. In addition, these strategies may be used to gain exposure to a particular securities market. A Fund also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to “Hedging and Other Strategic Transactions Risks” in the SAI.

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments would constitute “qualifying income” to a regulated investment company, the Fund is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Fund’s Chief Compliance Officer. See “Additional Information Concerning Taxes” in the SAI.

ADDITIONAL INFORMATION ABOUT THE FUNDS OF FUNDS’
PRINCIPAL RISKS AND INVESTMENT POLICIES

Exchange Traded Funds risk (“ETFs”)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Fund of Funds risk

A Fund’s ability to achieve its investment objective will depend largely on the ability of the subadviser to select the appropriate mix of Underlying Funds. In addition, achieving the Fund’s objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds’ ability to meet their investment objectives. There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives. A Fund is subject to the same risks as the Underlying Funds in which it invests. The Fund invests in Underlying Funds that invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities, and engage in hedging and other strategic transactions. To the extent a Fund invests in these securities directly or engages in hedging and other strategic transactions, the Fund will be subject to the same risks. As a Fund’s asset mix becomes more conservative, the Fund becomes more susceptible to risks associated with fixed-income securities.

Investment Company Securities risk

A Fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end Funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

ADDITIONAL INFORMATION ABOUT
THE FUNDS’ PRINCIPAL RISKS AND INVESTMENT POLICIES

Risks of Investing in Certain Types of Securities

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Equity Securities risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value Investing Risk.  Certain equity securities (generally referred to as “value securities”) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A Fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Growth Investing Risk.  Certain equity securities (generally referred to as “growth securities”) are purchased primarily because a subadviser believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Exchange Traded Funds risk

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Fixed Income Securities risk

Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

Interest Rate Risk.  Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit Quality Risk.  Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund’s investments. Funds that may invest in lower rated fixed income securities commonly referred to as “junk” securities are riskier than Funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

Investment Grade Fixed Income Securities in the Lowest Rating Category Risk.  Investment grade fixed income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P’s and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed Income Securities Risk and High Yield Securities Risk.  Lower rated fixed income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
•	Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.
•	Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
•	Dependence on Subadviser’s Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed Income Securities.  Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities.  Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under “Foreign Securities Risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal.  Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign Securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a Fund’s investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in a foreign security. All Funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency Risk.  Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund’s investments. Currency risk includes both the risk that currencies in which a Fund’s investments are traded, or currencies in which a Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a Fund’s currency exposure being substantially different than that suggested by its securities investments. All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a Fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Securities Lending risk

The Fund’s loans of portfolio securities may not exceed 33 1/3% of the value of the Fund’s total assets, measured at the time of the most recent loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower.

Additional Information About the Funds’ Principal Investment Policies

Subject to certain restrictions and except as noted below, a Fund may use the following investment strategies and purchase the following types of securities.

Foreign Repurchase Agreements

A Fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Illiquid Securities

A Fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

A Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations

The Funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The Funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a Fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The Funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Fund’s NAV per share, the Funds will cover the transaction as described above.

Repurchase Agreements

The Funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The Fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The Funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund’s NAV per share, the Funds will cover the transaction as described above.

U.S. Government Securities

The Funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Banks (“FHLBs”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

Warrants

The Funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

When-Issued Securities/Forward Commitments

A Fund may purchase or sell debt or equity securities on a “when-issued”, delayed-delivery or “forward commitment” basis. These terms mean that the Fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

These investment strategies and securities are described further in the SAI.

MANAGEMENT OF JHT

Advisory Arrangements

John Hancock Investment Management Services, LLC (the “Adviser”) is the adviser to JHT. The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Adviser administers the business and affairs of JHT. The Adviser also selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of all Funds. The Adviser does not itself manage any portfolio assets but has ultimate responsibility to oversee the subadvisers. In this connection, the Adviser (i) monitors the compliance of the subadvisers with the investment objectives and related policies of each Fund, (ii) reviews the performance of the subadvisers and (iii) reports periodically on such performance to the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement for each Fund (except those listed below) is available in the Fund’s annual report to shareholders for the year ended December 31, 2007.

JHT has received an order from the SEC permitting the Adviser to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. JHT, therefore, is able to change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHT (other than by reason of serving as subadviser to a Fund) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

As compensation for its services, the Adviser receives a fee from JHT computed separately for each Fund. On September 22-23, 2005, the Trustees of JHT approved an amendment to JHT’s advisory agreement changing the method of calculating the advisory fees of most JHT Funds. This change, which is described below, became effective October 14, 2005.

Prior to the amendment to the advisory agreement, the advisory fee was stated as an annual percentage of the current value of a Fund’s net assets. Under the advisory agreement as amended, the amount of the advisory fee for most Funds is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates in the tables in Appendix A to the applicable portions of Aggregate Net Assets shown in the tables and dividing the sum of the amounts so determined by Aggregate Net Assets. The term Aggregate Net Assets includes the net assets of the Fund as well as of one or more other funds managed by the same subadviser as indicated in the notes to the tables, but only for the period during which the subadviser for the Fund also serves as the subadviser for the other funds.

Under the advisory agreement, both before and after the amendment, the advisory fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for a Fund by the value of the net assets of the Fund at the close of business on the previous business day of JHT.

The table presented in Appendix A is a schedule of the management fees each Fund currently is obligated to pay the Adviser, either as an annual percentage of the current value of the Fund’s net assets or as a percentage of Aggregate Net Assets, as applicable.

Subadvisory Arrangements and Management Biographies

The Adviser has entered into subadvisory agreements with the subadvisers to the Funds. Under these agreements, the subadvisers manage the assets of the Funds, subject to the supervision of the Adviser and the Trustees of JHT. Each subadviser formulates a continuous investment program for each Fund it subadvises, consistent with the Fund’s investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of JHT with respect to the implementation of such programs. A discussion regarding the basis for the Board of Trustees’ approval of the subadvisory agreements for the Fund is available in JHT’s semi-annual report to shareholders for the six-month period ended June 30, 2008.

Subadvisory Fees.  Each subadviser is compensated by the Adviser, subject to Board approval, and not by the Fund or Funds which it subadvisers.

Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Funds, including a brief summary of the portfolio managers’ business careers over the past five years. The SAI includes additional details about the Funds’ portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund securities.

Deutsche Investment Management Americas Inc. (“DIMA”)

DeAM provides consulting services to MFC Global (U.S.A.) in its management of the Lifestyle Trusts and Lifecycle Trusts. DeAM, located at 345 Park Avenue, New York, New York 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DeAM provides a full range of investment advisory services to retail and institutional clients.

MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”)

MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Fund for which it is the subadviser as well as other portfolios advised by the Adviser. MFC Global (U.S.A.) is an indirect, wholly-owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Fund	Portfolio Managers

Lifestyle Balanced Trust	Steve Orlich
Scott Warlow

•	Steve Orlich (since May 2006). Vice President and Senior Portfolio Manager, Asset Allocation at MFC Global Investment Management. He joined MFC Global in 1998. He is an associate of the Society of Actuaries and has a M.A. in Theoretical Mathematics.
•	Scott Warlow. Assistant Vice President and Portfolio Manager, Asset Allocation Portfolios; joined MFC in 2002. He is responsible for strategic asset allocations, style analysis of fund managers, and developing methods and models for tactical asset allocation.

MULTICLASS PRICING; RULE 12B-1 PLANS

Multiple Classes of Shares

Each of the Funds issue three classes of shares: NAV Shares, Series I shares and Series II shares.

Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees for Series I shares, Series II shares and Series III shares, and voting rights.

The expenses of each Fund are borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the Fund attributable to shares of each class. Notwithstanding the foregoing, “class expenses” are allocated to each class. “Class expenses” for each Fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which the Adviser to each Fund determines are properly allocable to a particular class. The Adviser will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. The Adviser’s determination is subject to ratification or approval by the Board. The kinds of expenses that the Adviser may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

All shares of each Fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Rule 12b-1 Plans of Each Class

NAV shares are not subject to a Rule 12b-1 fee.

Rule 12b-1 fees will be paid to the JHT’s Distributor, John Hancock Distributors, LLC, or any successor thereto (the “Distributor”).

To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i) for any expenses relating to the distribution of the shares of the class,

(ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

(iii) for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHT’s investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

Rule 12b-1 fees are paid out of a Fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Fund and may, over time, be greater than other types of sales charges.

GENERAL INFORMATION

Taxes

The following is a summary of some important tax issues that affect JHT and the Funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHT or the Funds. More information about taxes is located in the SAI under the heading — “Additional Information Concerning Taxes”. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES AND THEIR IMPACT ON YOUR PERSONAL TAX LIABILITY.

Qualification as a Regulated Investment Company Diversification Requirements Applicable to Insurance Company Separate Accounts

JHT intends to take the steps necessary to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and believes that each Fund will so qualify. As a result of qualifying as a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

Because JHT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any Fund in which it invests, provided that the Fund qualifies as a regulated investment company. Therefore, each Fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

If a Fund failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

•	would be treated as owning shares of the Fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and
•	the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

Tax-Qualified and Non-Qualified Contracts

Certain of MFC’s life insurance subsidiaries (the “Insurance Companies”) are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their “policyholder reserves.” They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a “DAC tax charge” they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a “DAC tax adjustment.” They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

The Insurance Companies’ contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHT, including the application of state and local taxes.

Foreign Investments

When investing in foreign securities or currencies, a Fund may incur withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a Fund of JHT.

Tax Implications for Insurance Contracts With Investments Allocated to JHT

For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Fund of JHT, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See “Additional Information Concerning Taxes” in the SAI for additional information on taxes.

Dividends

JHT intends to declare as dividends substantially all of the net investment income, if any, of each Fund. Dividends from the net investment income and the net capital gain, if any, for each Fund except the Money Market Trust will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Fund or paid in cash. Dividends from net investment income and net capital gain, if any, for the Money Market Trust will be declared and reinvested, or paid in cash, daily.

Purchase and Redemption of Shares

Shares of each Fund of JHT are offered continuously, without sales charge, at a price equal to their NAV. The distributor of the shares of JHT is John Hancock Distributors LLC. Shares of each Fund of JHT are sold and redeemed at their NAV next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by JHT. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

•	trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;
•	an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or
•	the SEC by order so permits for the protection of security holders of JHT.

Calculation of NAV
The NAV of the shares of each Fund is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on:

(i) days on which changes in the value of such Fund’s portfolio securities will not materially affect the current NAV of the shares of the Fund,

(ii) days during which no shares of such Fund are tendered for redemption and no order to purchase or sell such shares is received by JHT, or

(iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAVs per share of all Funds, except the Money Market Trust, are computed by:

(i) adding the sum of the value of the securities held by each Fund plus any cash or other assets it holds,

(ii) subtracting all its liabilities, and

(iii) dividing the result by the total number of shares outstanding of that Fund at such time.

Valuation of Securities
Securities held by each of the Funds, except securities held by the Money Market Trust, a fund of funds, and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available.

Otherwise, Fund securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to JHT’s Pricing Committee (the “Pricing Committee”), and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees.

Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of a Fund’s shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that Trustees or their designee believe accurately reflects its fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. JHT may also fair value securities in other situations, for example, when a particular foreign market is closed but JHT is calculating the NAV for its portfolios. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, JHT will, on an ongoing basis, monitor for “significant market events.” A “significant market event” is a certain percentage change in the value of the S&P index or of certain “i-Share Exchange Traded Funds” (“i-Shares”) which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P index or of i-Shares, the pricing for all Funds that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAV of such Funds will be recommended to JHT’s Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of a Fund’s shares reflects the value of the Fund’s securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

Underlying Funds shares held by a fund of funds are valued at their NAV.

Disruptive Short Term Trading

None of the Funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities which may increase portfolio transaction costs, disrupt management of a Fund (affecting a subadviser’s ability to effectively manage a Fund in accordance with its investment objective and policies) and dilute the interest in a Fund held for long-term investment (“Disruptive Short-Term Trading”).

The Board of Trustees has adopted procedures to deter Disruptive Short-Term Trading and JHT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of a Fund’s holdings, and the time when that change is reflected in the NAV of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. JHT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.

Second, management of JHT will monitor purchases and redemptions of JHT shares either directly or through procedures adopted by the affiliated insurance companies that use JHT as their underlying investment vehicle. If management of JHT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a Fund held for long-term investment i.e. Disruptive Short-Term Trading, JHT may impose restrictions on such trading as described below.

Pursuant to Rule 22c-2 under the Investment Company Act of 1940, as amended, JHT and each insurance company that uses JHT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHT; (ii) furnish JHT, upon its request, with information regarding contract holder trading activities in shares of JHT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHT, to cease to accept trading instructions from the financial intermediary for the contract holder.

Investors in JHT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading that the ability to restrict Disruptive Short-Term Trading and the restrictions on Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, inherently make it more difficult for JHT to identify short-term transactions in a Fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHT is unsuccessful in restricting Disruptive Short-Term Trading, the affected Funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target Funds with the following types of investments:

1. Funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV.

2. Funds with significant investments in high yield securities that are infrequently traded; and

3. Funds with significant investments in small cap securities.

Market timers may also target Funds with other types of investments for frequent trading of shares.

Policy Regarding Disclosure of Fund Portfolio Holdings

The SAI of JHT contains a description of JHT’s policies and procedures regarding disclosure of JHT portfolio holdings. (See “Procedures Regarding Disclosure of Trust Portfolio Holdings”)

Each of the Funds of Funds invests in shares of other Funds. The holdings of each Fund of Fund in other Funds will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a Fund of Funds. In addition, the ten largest holdings of each Fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT’s Form N-CSR and Form N-Q will contain each Fund’s entire portfolio holdings as of the applicable calendar quarter end.

www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

Purchasers of Shares of JHT

Shares of JHT may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts. Due to differences in tax treatments and other considerations, the interests of various contract owners participating in JHT. The Board of Trustees of JHT will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

Broker Compensation and Revenue Sharing Arrangements

Insurance companies and their SEC registered separate accounts may use JHT as an underlying investment medium for their variable annuity contracts and variable life insurance policies (“Variable Products”). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the “John Hancock Insurance Companies”) and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHT as an underlying investment medium for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or

TPAs, JHT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

FINANCIAL HIGHLIGHTS

The financial highlights table below for each Fund is intended to help investors understand the financial performance of the Fund for the past five years (or since inception in the case of a Fund in operation for less than five years.) Certain information reflects financial results for a single share of a Fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). The total return information shown in the Financial Highlights tables does not reflect the fees and expenses of any separate account which may use JHT as its underlying investment medium or of any variable insurance contract that may be funded in such a separate account. If these fees and expenses were included, the total return figures for all periods shown would be reduced.

The financial statements of JHT as of December 31, 2007, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with JHT’s financial statements, in JHT’s annual report which has been incorporated by reference into the SAI and is available upon request.

John Hancock Trust
FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Ratio
of net
													Ratio		Ratio		investment
	Net asset	Net		Net realized						Net asset			of gross		of net		income
	value,	investment		and unrealized	Total from	From net	From net	From		value,			expenses		expenses		(loss) to		Net assets,
	beginning	income		gain (loss) on	investment	investment	realized	capital	Total	end of	Total		to average		to average		average		end of	Portfolio
	of period	(loss)		investments	operations	income	gain	paid-in	distributions	period	Return		net assets		net assets		net assets		period	turnover
Period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)		(in millions)	(%)
Lifestyle Balanced
Series NAV
12-31-2007	13.86	0.65	[1,2]	0.23	0.88	(0.63)	(0.48)	—	(1.11)	13.63	6.52	[3]	0.06	[4]	0.06	[4,5]	4.67	[1]	103	13
12-31-2006	13.92	0.21	[2,1]	1.42	1.63	(0.25)	(1.40)	(0.04)	(1.69)	13.86	12.80	[3]	0.05	[4]	0.05	[4]	1.61	[1]	52	19
12-31-2005[6]	12.67	—	[2,1,7]	1.26	1.26	— [7]	(0.01)	—	(0.01)	13.92	9.94	[8,3]	0.06	[9,4]	0.06	[9,4]	(0.03)[1,9]		12	99

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
2 Based on the average of the shares outstanding.
3 Assumes dividend reinvestment.
4 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.49% and 1.12% based on the mix of underlying funds held by the portfolio.
6 Series NAV shares began operations on 4-29-05.
7 Less than $0.01 per share.
8 Not annualized.
9 Annualized.

APPENDIX A

SCHEDULE OF MANAGEMENT FEES

Set forth below is the schedule of the annual percentage rates of the management fees for the Funds. For certain Funds the advisory or management fee for the Fund is calculated by applying to the net assets of the Fund an annual fee rate, which is determined based on the application of the annual percentage rates for the Fund to the “Aggregate Net Assets” of the Fund. Aggregate Net Assets of a Fund include the net assets of the Fund and in most cases the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) indicated below that have the same subadviser as the Fund. If the Fund and such other fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the Fund.

Fund	APR	Advisory Fee Breakpoint

Lifestyle Balanced Trust
The management fee has two components: (a) a fee on assets invested in funds of JHT, JHF II or John Hancock Funds III excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B (“Affiliated Funds Assets”) and (b) a fee on assets not invested in Affiliated Funds (“Other Assets”).
(a) The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHT Lifestyle Trusts and the Lifestyle Portfolios that are series of John Hancock Funds II determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the Fund.
	0.05%	— first $7.5 billion; and
	0.04%	— excess over $7.5 billion.
(b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the JHT Lifestyle Trusts and the five Lifestyle Funds that are series of John Hancock Funds II determined in accordance with the following schedule and that rate is applied to the Other Assets of the Fund.
	0.50%	— first $7.5 billion; and
	0.49%	— excess over $7.5 billion.

FOR MORE INFORMATION

The following document is available that offers further information on JHT:

Annual/Semi-Annual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of the Funds. The SAI includes a summary of JHT’s policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. The current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Trust
601 Congress Street
Boston, MA 02210

By phone: 1-800-344-1029

On the Internet: www.johnhancockannuities.com

Or You May View or Obtain These Documents and Other Information

About the Fund from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC’s Public Reference Room in Washington, DC
For access to the Reference Room call 1-800-SEC-0330

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-04146